                                                                    EXHIBIT 10.1


                   SECOND AMENDMENT TO CREDIT AND SECURITY AGREEMENT

        THIS SECOND AMENDMENT (this "Amendment"), dated as of January 13, 1997, amends and modifies a certain Credit and Security Agreement, dated as of December 19, 1995 (as the same may be amended, replaced, restated and/or supplemented from time to time, the "Credit Agreement"), between FBS BUSINESS FINANCE CORPORATION, a Delaware corporation (the "Lender"), and CRYENCO, INC., a Colorado corporation, CRYENCO SCIENCES, INC., a Delaware corporation and CRYENEX, INC., a Delaware corporation (collectively and/or individually the "Borrower"). Terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

                              PRELIMINARY STATEMENT

        WHEREAS, an event has occurred constituting an Event of Default under the terms of the Credit Agreement, which the Borrower has requested the Lender to waive; and

        WHEREAS, the Lender has agreed to waive the Event of Default identified herein, subject to the terms and conditions set forth in this Amendment.

        NOW, THEREFORE, for value received, the Borrower and the Lender agree as follows:

        SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

        SECTION 2.    DEFAULT AND WAIVER.

        2.1 Event of Default. Under Section 9.3 of Supplement A to the Credit Agreement, the Borrower was to maintain a ratio, as of the last day of each fiscal quarter, of the consolidated EBITDA of the Borrower during the four consecutive fiscal quarters then ending, to the sum of their consolidated unfinanced capital expenditures, cash taxes, interest payments, dividends and mandatory debt retirement payments during the four consecutive fiscal quarters then ending, of not less than 1.15:1 from September 1, 1996 through August 31, 1997. The Borrower has advised the Lender that as of November 30, 1996, the foregoing ratio was 1.05:1, in violation of Section 9.3 of Supplement A.

        2.2 Waiver. Upon the date upon which this Amendment becomes effective, the Lender hereby waives the Event of Default described in the preceding
        Section 2.1. The waiver set forth herein shall not constitute a waiver by the Lender of any Unmatured Event of Defaults or any other Event of Default, if any, under the Credit Agreement, and shall not be, and shall not be deemed to be, a course of action with respect thereto upon which the Borrower may rely in the future and the Borrower hereby expressly waives any claim to such effect.

        SECTION 3. REPRESENTATIONS; NO DEFAULT. The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Unmatured Event of Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Lender. The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized as appropriate the execution and delivery of the Amendment Document and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate action, and neither this Amendment nor any of the agreements contained herein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Articles of Incorporation, Bylaws or, to the best of the Borrower's knowledge any other agreement or requirement of law, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including without limitation, any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender.

        The Borrower warrants that no events have taken place and no circumstances exist at the date hereof which would give the Borrower assert a defense, offset or counterclaim to any of the Obligations.

        SECTION 4. AFFIRMATION, FURTHER REFERENCES. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement as amended prior to the date of this Amendment, shall remain unmodified and in full force and effect except as amended by this Amendment. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended from time to time.

        SECTION 5. SEVERABILITY. Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

        SECTION 6. SUCCESSORS. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

        SECTION 7. LEGAL EXPENSES. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.

        SECTION 8. HEADINGS. The Headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

        SECTION 9. COUNTERPARTS. This Amendment may be executed in several counterparts as deemed necessary and convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and any party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

        SECTION 10. GOVERNING LAW. The Amended Documents shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                               FBS BUSINESS FINANCE CORPORATION

                                               By /s/ William C. Phelps
                                                  ------------------------------
                                                    Its Vice President
                                                  ------------------------------

                                               CRYENCO, INC.

                                               By /s/ James A. Raabe
                                                  ------------------------------
                                                   Its CFO
                                                  ------------------------------

                                               CRYENCO SCIENCES, INC.

                                               By /s/ James A. Raabe
                                                  ------------------------------
                                                    Its CFO
                                                  ------------------------------

                                               CRYENEX, INC.

                                               By /s/ James A. Raabe
                                                  ------------------------------
                                                    Its CFO
                                                  ------------------------------